DYNAMIC ENERGY INCOME FUND

(CLASS I TICKER: DWEIX; CLASS II)

A SERIES OF DUNDEEWEALTH FUNDS

SUMMARY PROSPECTUS

February 1, 2011,

As amended October 14, 2011

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com.  The Fund’s Prospectus, dated February 1, 2011, as amended October 14, 2011, and the Fund’s Statement of Additional Information (“SAI”), dated February 1, 2011, as amended October 14, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Dynamic Energy Income Fund (the “Fund”) is to seek to achieve high income generation and long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

	Dynamic Energy Income Fund – Class I Shares	Dynamic Energy Income Fund – Class II Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (charged on any redemption or exchange within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Other Expenses	9.48%	9.73	%(1)
Shareholder Servicing Fee	0.00%	0.25%
Total Annual Fund Operating Expenses	10.43%	10.68%
Fee Waivers and Reimbursements(2)	(9.28)%	(9.28)%
Total Annual Fund Operating Expenses After Fee Waiver	1.15%	1.40%

(1)          “Other Expenses” for Class II Shares, which had not commenced operations as of the date of this prospectus, are estimated based on Class I Shares for the current fiscal year.

(2)          The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$117	$2,035	$3,898	$7,741
Class II Shares	$143	$2,100	$3,989	$7,848

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.98% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of energy and utility companies.  Energy companies are involved primarily in the exploration, development, production, sale and distribution of oil and natural gas and/or other commodities such as fossil fuels, metals, minerals, wind and their by-products.  Utility companies are energy-related companies and may be involved in multiple aspects of the development and distribution of power and water resources and/or the development of energy pipelines.  The Fund may invest in U.S., Canadian and other foreign companies of any size, including small and mid capitalization companies, in order to achieve its objective.

To achieve its investment objective, the Fund intends to invest primarily in U.S., Canadian and other foreign energy and utility companies, and in equity securities of master limited partnerships (“MLPs”) and Canadian income trusts to the extent permitted by applicable law.  When investing in an income trust, Goodman & Company NY, Ltd. (the “Sub-Adviser”) purchases an equity investment vehicle designed to distribute cash flow from an underlying business to investors.  The Fund also seeks to provide shareholders with current income through investing in energy and utility MLPs.

Techniques such as fundamental analysis may be used to assess capacity for income generation and capital appreciation.  In conducting fundamental analysis of companies, income trusts and MLPs that are being considered for purchase by the Fund, the management team evaluates the financial condition and management of a company or project, its industry and the overall economy.  As part of this evaluation, the Sub-Adviser may:

•                  analyze financial data and other information sources;

•                  assess the quality of management; and

•                  conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities and income trust and MLP units that trade on stock exchanges, the Fund is subject to the risk that equity security and income trust and MLP unit prices will fall over short or extended periods of time.  Price volatility is the principal risk of investing in the Fund.  You could lose all or some of your investment in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.

The Fund is also subject to the risk that its primary market segment, investments in securities of companies involved in energy or related activities, may underperform other market segments or the equity markets as a whole.

Moreover, the Sub-Adviser’s investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The small and mid capitalization companies, income trusts and MLPs the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small and mid cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund’s securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources.  There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

During periods of low interest rates, Canadian income trusts may achieve higher yields compared with cash investments.  During periods of high interest rates, the opposite may be true.  Income trusts may experience losses during periods of both low and high interest rates.  In certain jurisdictions where limited liability legislation for income trusts has not been enacted, there is a remote risk that where claims against an income trust are not satisfied by that trust, investors in that trust could be held liable for any outstanding obligations.

The risks of investing in MLPs are generally those involved in investing in a partnership as opposed to a corporation.  Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation.  However, MLP investors typically have no personal liability, similar to a corporation’s shareholders.  MLPs allow for pass-through income, meaning that they are not subject to corporate income taxes.  Instead, owners of an MLP are personally responsible for paying taxes on their allocable portion of the MLP’s income, gains, losses, and deductions whether or not they receive cash distributions.  MLPs make distributions that are generally paid out on a quarterly basis.  Some distributions received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital for federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies.  Investments in units of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  As a result, MLPs will be susceptible to adverse economic or regulatory occurrences affecting these sectors.

Dividends are not fixed and the level of dividends may vary over time. There is no guarantee that the issuers of the Fund’s investments will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

The Fund is non-diversified and invests in a limited number of securities.  Therefore, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking income generation and long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of companies involved in energy or related activities.

Performance Information:  The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing the Fund’s performance for its first full calendar year since its inception and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Performance reflects contractual fee waivers in effect.  If fee waivers were not in place, performance would be reduced.  Performance for Class II Shares is not shown because Class II Shares of the Fund had not commenced operations as of the date of this prospectus.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  Actual after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Annual Return for the year ended December 31

Calendar Year-to-Date Return as of June 30, 2011: 4.66%

Best Quarter
December 31, 2010	14.05%

Worst Quarter
June 30, 2010	(9.05)%

Average Annual Total Returns for the Periods Ended December 31, 2010

		Since Inception
	1 Year	(August 18, 2009)*

Before Taxes	23.12%	36.48%

After Taxes on Distributions	22.35%	34.73%

After Taxes on Distributions and Sale of Fund Shares	16.03%	30.65%

Standard & Poor’s/Toronto Stock Exchange Capped Energy Trust Index** (reflects no deductions for fees, expenses or taxes)	36.68%	50.35%

Standard & Poor’s/Toronto Stock Exchange Capped Energy Index** (reflects no deductions for fees, expenses or taxes)	17.86%	29.40%

* While the Fund commenced operations on August 14, 2009, the Fund began investing consistent with its investment objective on August 18, 2009.

**On February 2, 2011, the Board of Trustees approved a change in benchmark for the Fund from the Standard & Poor’s/Toronto Stock Exchange Capped Energy Trust Index (“Prior Index”) to the Standard & Poor’s/Toronto Stock Exchange Capped Energy Index.  This change was made in light of the conversion of the income trust constituent holdings of the Prior Index to corporations and the anticipated discontinuation of the Prior Index.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Managers:

Oscar Belaiche Vice President & Portfolio Manager Goodman & Company NY, Ltd. Length of Service: Since Inception	Jennifer Stevenson Vice President & Portfolio Manager Goodman & Company NY, Ltd. Length of Service: Since 2010

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $10,000.  To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000.  There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a Business Day).

Purchase and Redemption by Mail:

Regular Mail Address:	Express Mail Address:
DundeeWealth Funds	DundeeWealth Funds
C/O BNY Mellon Investment Servicing (US) Inc.	C/O BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9679	4400 Computer Drive
Providence, RI 02940-9679	Westborough, MA 01581

Purchase by Wire: To open an account by wire or to add to an existing account by wire, please call 1-888-572-0968 for instructions.

Redemption Fee: The Fund charges a redemption fee of 2.00% for any redemption or exchange within 90 days of purchase of shares of the Fund.

Tax Information: The Fund intends to make distributions on a quarterly basis, but may declare and make distributions more or less frequently, that may be taxed as ordinary income or capital gains.  However, the distributions will not be taxable if you invest through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an IRA.  Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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